Exhibit 10.1

FUHWA BANK

ACKNOWLEDGEMENT OF INDEBTEDNESS
FOR A
LOAN EXTENSION
(USED FOR DEMAND LOAN)

Customer Number: 11589

This Acknowledgement of Indebtedness (“I.O.U.”) is executed by Kidcastle Internet Technology Co. Ltd. (the “Borrower”) for a loan extended by Fuhwa Bank (including its headquarter and all branches) (the “Bank”). The Borrower invites the joint and several guarantor(s) to provide a guarantee to jointly and severally guarantee the Borrower’s performance of the obligations under the I.O.U. and agrees to the following terms and conditions:

【GENERAL TERMS AND CONDITIONS】

ARTICLE 1:

The amount of credit extended is: NT$10,000,000 (the “Loan”)

ARTICLE 2:

The Loan is deemed to have been received by the Borrower when the Loan is remitted to the account that the Borrower has opened in the Bank or is transferred to be used for the purpose designated by the Borrower.

ARTICLE 3:

This Loan can be drawdown by different tranches on a revolving basis. Each revolving period and repayment methods are as follow:

1.	The revolving period shall commence from August 5, 2005 and end on August 4, 2006.

2.
Within the agreed period, the Loan shall be drawn down by Borrower’s submission of the drawdown requests within the agreed amount. The term of each tranche that has been drawdown shall not exceed 6 months. The Borrower shall repay the fund of each tranche within the above period.

ARTICLE 4:

The Borrower and the joint and several guarantor(s) shall be jointly and severally responsible for repaying all the funds that the Borrower has borrowed from the Bank within the period provided hereunder in accordance with the terms and conditions herein, although the day for repaying such funds is after such period.

ARTICLE 5:

1.	The interests incurred from the borrowed funds shall be paid on a monthly basis. The interests shall be calculated in accordance with Item (4), below:

(1)
The interest rate incurred for the Loan is calculated at the annual interest rate of % (which is determined according to the base rate for a loan extension at the time when the agreement of credit extension is executed plus a markup of annual rate of %) The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a standard markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate. The markup of the annual interest rate shall, after the execution of the agreement for credit extension, be adjusted every three months in accordance with the Bank’s then current “Guidelines Governing the Markup of Base Interest Rate for Credit Extension.”

If the Bank’s base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest Rate for Credit Extension as provided in the preceding paragraph are adjusted and/or revised after the execution of the agreement for credit extension, the Borrower agrees that the Bank may publicize such adjusted and revised base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest rate for Credit Extension in its place of business and to be bound thereby.

(2)
The interest rate for each tranche of the loan shall be determined by negotiations between the Borrower and the Bank at the time of borrowing and be calculated and paid at the agreed fixed interest rate. If the Borrower fails to repay the principal and pay for the interests according to the agreed terms, commencing from the day of the delay, the interest rate shall be calculated and paid by adding 2.5% of annual rate to the base rate applied by the Bank.

(3)
The interest rate incurred for the Loan is calculated according to the applicable base rate for a loan extension at the time of borrowing ( %) plus a markup of annual rate of % (i.e. %). The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate.

The above base interest rate applied by the Bank is the average fixed interest rate (the exact figure shall be based upon the announcement of the Central Bank of China) of the interest rates applied to “One-year Term Time Deposit” by 10 domestic banks + a fixed rate (risk discount of the Bank + administrative cost).

If the composition of the base interest rate provided in the preceding paragraph is adjusted or revised after the execution of the agreement for credit extension, the Borrower and the joint and several guarantor(s) agree that the Bank may announce the adjusted and/or revised details in its place of business and to be bound thereby.

Explanation:

(i)
The reference banks for the average fixed interest rate of the interest rates applied to “One-year Term Time Deposit” include: The Bank of Taiwan, Taiwan Cooperative Bank, The Land Bank, The First Bank, Chang Hwa Bank, Hua Nan Bank, Taiwan Business Bank, Cathay United Bank, The International Commercial Bank of China and Taipei Bank.

(ii)	The periods of sampling, interest rate adjustment dates and periods of application are as below:

Period of sampling	Interest rate adjustment date	Period of application
2/16 - 2/22	2/23	2/24 - 5/23
5/16 - 5/22	5/23	5/24 - 8/23
8/16 - 8/22	8/23	8/24 - 11/23
11/16 - 11/22	11/23	11/24 - 2/23

Note:
(A) The data shall be based upon the data announced by the Central Bank of China at 11:30 AM of that current day. (B) Indexes shall only allow two numbers after the decimal point. The third number after the decimal point, if it is bigger than or equal to 5, shall be rounded up, and if it is smaller than or equal to 4, shall be rounded down.

(iii)	At present, the average fixed interest rate of the interest rates applied by 10 domestic banks to “One-year Term Time Deposit” is %.

(iv)
Under the following circumstances, the Borrower and the joint and several guarantor(s) agree that the Bank has the absolute right and at its sole discretion to change the reference banks providing the composition of the indexes for the base interest rate and separately designate another domestic bank to substitute:

(A)
The reference bank merges with other bank, is merged into other bank, is extinguished, suspends the business, closes the business, is re-organized; or any event under Article 62 of the Banking Law, which includes: being ordered to suspend the business, being put under custody, being effected a mandatory takeover, etc. occurs to the reference bank.

(B)	The short-term credit rating of the reference bank is lower than Taiwan ratings.

(C)	The reference bank ceases selling one-year-term time deposit products.

(4) The interests are collected based on a flexible rate calculated according to the following formula: The index of the time deposit of the Bank + 7.29% (i.e. the annual interest rate of 5%).

ARTICLE 6:

If the Borrower fails to repay the principal and the interests according to the I.O.U., the Borrower agrees to pay for the delay interest rate calculated according to the interest rate applicable to this Loan for the delayed principal amount. The Borrower further agrees to pay for penalties calculated according to the following formula for the delayed payment for the principal and the interests: The penalty for the delayed payment for the principal shall be calculated from the maturity date and that for the delayed payment of the interests shall be calculated from the interests payment day at the, at the rate of 10 % of the interest rate for this Loan for the delay period within six months and at the rate of 20% of the interest rate for this Loan for the delay period above six months.

ARTICLE 7:

The purpose of use of this Loan shall be limited to .

ARTICLE 8:

In order to perform the obligations owed to the Bank, the Borrower and the joint and several guarantor(s) agree to authorize the Bank from time to time and at the Bank’s sole discretion to deduct from the demand accounts opened by the Borrower and/or the joint and several guarantor(s) in their names (account number: ) any amount at the time of maturity or the time of advancement to pay for the principal, interests, default interests, penalty advances and other expenses (including the insurance premium for the collaterals), without the necessary to present the passbook and the withdrawal slip.

ARTICLE 9:

The term “obligation” or “all obligations” referred to hereunder shall mean the loan, instruments, advances, guarantee, overdraft and other obligations, including but not limited to interests, default interests, penalty, compensation of damages, the insurance premium, expenses for executing mortgages, expenses to obtain an enforcement title and other related expenses.

ARTICLE 10:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals agree that the Joint Credit Information Center and its member financial institutions, Clearing Houses, Small and Medium Business Credit Guarantee Fund, National Credit Card Center, Financial Information Service Co., Ltd., the assignees/transferees of the Bank’s obligations/rights hereunder and the participants (or the entity which plans to be assigned/transferred) in the Loan, the person auditing the appraisal of the value of the debts or any agent appointed by the Bank to handle the outsourced work, or other domestic or overseas institutions handling financial affairs (including SWIFT) and other relevant institutions corresponding with the Bank, may collect, proceed with computer processing on, conduct international transmission of, use and provide to each other the following information and data of the Borrower, joint and several guarantor(s) and provider of the collaterals:

Credit reports, credit extension data (including overdue, collection and bad debts records), deposits data, financial data, collaterals and other movables or real property information, credit information regarding the instruments, credit cards (including IC Cards and magnetic cards)credit card information, credit information in the credit card merchants and other personal information relating to the credit extension or transactions.

The computer processing of such data and information and the period of the use in relevant institutions shall be the approved period of preservation for such files and data which relevant institutions applied with the competent authorities for registration.

The Borrower agrees that the Bank may from time to time monitor the Borrower’s use of the Loan extended to the Borrower and the business and financial status of the Borrower, examine/custody the collaterals, examine relevant accounts and books, statements (including the consolidated financial statements of the affiliates), check and review certificates, slips and documents. When the Bank deems necessary, the Bank may request the Borrower to fill out the requested information and deliver the requested data and information to the bank on a regular basis, or provide to the Bank the financial statements audited by the CPA approved by the Bank and request such CPA to provide relevant drafts of his/her work. If the Bank considers that the financial statements or other documents delivered by the Borrower are false, as soon as receiving the notice from the Bank, such will be deemed as a default by the Borrower; provided, however, the Bank does not have the obligation to monitor, audit, examine, custody and check such statements and documents. If the Bank considers that the Borrower’s financial structure should be improved, the Bank may demand the Borrower to take actions to improve its financial structure. The Borrower shall comply with such demand to improve.

ARTICLE 11:

Any individual/entity holding the receipt or custody certificate issued by the Bank or the Borrower’s chop or the receipt documents signed by the Borrower goes to the Bank to request for returning or replacing the collaterals and the documents related thereto shall be deemed as the agent of the Borrower. The Bank may approve to return or replace.

ARTICLE 12:

If the obligations hereunder are covered by the collaterals obtained from the extension of this Loan or from other credit extensions, except for complying with the terms and conditions set forth in the respective collaterals agreements, the Borrower shall comply with the following provisions:

1.
For the collaterals which are insurable, the Borrower and the provider of such collaterals shall in each year procure appropriate fire insurance (including earthquake insurance) or other insurance coverage required by the Bank for the collaterals form the insurance company for the period starting from the commencement of the term of the Loan and ending on the day that the Loan is repaid. In such insurances, the Borrower shall include the Bank as the mortgagee to apply with the insurance company to add special terms and conditions for the mortgage. The insured amount and the terms and conditions of the insurance policies shall be approved by the Bank. The Borrower and the collaterals provider shall be jointly and severally responsible for paying the insurance premium and other related costs. The original copy of the insurance policy and the photocopy of the receipt for the insurance premium shall be kept by the Bank. If the Borrower and the collaterals provider forget to procure the insurance or renew the insurance, the Bank may use this I.O.U. as an authorization letter to procure/renew the insurance on their behalf. If the Bank has advanced the insurance premium, the Borrower and the collaterals provider shall repay the advanced fund immediately. If the Borrower and the collaterals provider fail to repay the advanced fund immediately, the Bank may add such advanced fund into the mount owed by the Borrower and collect interests incurred thereon according to the interest rate provided hereunder. However, the Bank does not have the obligation to procure or renew he insurance policy or pay for the insurance premium. If unfortunately the insured collaterals are damages, lost or destroyed and the insurance company refuses or delays to pay for the compensation for the damages which the insurance company is required to pay for whatever reasons, the Bank may set a certain period of time to request the Borrower to provide a security approved by the Bank having the value equal to the reduced value of such collaterals within such time period. If the Borrower fails to provide such a security within the set time period, the Bank is entitled to request the Borrower to repay the debts immediately.

2.
If the payment made by the Borrower or the payment made though automatic transfer from the Borrower’s account according to the agreement is insufficient to repay all of the overdue loan owed by the Borrower, the collaterals shall be used to set off against the various expenses (including the insurance premium for the collaterals advanced by the Bank), penalty, interests, delay interests and the principal in the same order.

3.
The Bank’s headquarter and all of its branches may share and exercise the rights over the collaterals provided by the Borrower and/or the collaterals provider hereunder, irrespective of whether their rights are created earlier or later, to obtain guarantee from such collaterals to secure the present debts (including those already occurred but not being repaid and not limited to the total amount of credit extension agreed hereunder) and future debts owed by the Borrower in the form of instruments, loans, advances, insurances and all other debts, together with the incurred interests, delay interests, penalties, damages and all of the expenses required for performing the obligations of the above debts.

ARTICLE 13:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.	Failing to repay the principal for any indebtedness according to the agreement.

2.
The Borrower and/or the joint and several guarantor(s) file for reconciliation or is declared bankruptcy according to the Bankruptcy Act, apply for reorganization according to eh Company Law, are declared by the clearing houses to be a company/individual with which the transactions are rejected, suspend the business operation or proceed a debt arrangement..

3.	The Borrower and/or the joint and several guarantor(s) have the obligation to provide guarantees according to the original agreement, but fail to provide such guarantees.

4.	The Borrower and/or the joint and several guarantor(s) die and their heirs declare a limited inheritance or waive their rights to inherit.

5.	The Borrower and/or the joint and several guarantor(s) are declared a confiscation of their major properties in criminal cases.

ARTICLE 14:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), after the Bank has given a notice or demand within a reasonable period, the Bank may reduce the extended credit amount or shorten the period of the credit extension or treat all of the loan as matured:

1.	The interests incurred on any debt are not paid.

2.	The collateral is foreclosed or the collateral is lost, or the value of which is reduced or is insufficient to secure the obligations.

3.	The actual use of the fund obtained from the loan extended by the Bank does not conform to the purpose of use selected by the Bank.

4.
The Borrower and/or the joint and several guarantor(s) are subject to compulsory execution, provisional attachment, provisional measures or other protecting measures, which has made the Bank to face a threat that the debt may not be repaid.

ARTICLE 15:

If the Bank transfers/assigns all or part of the rights claimable by the Bank according to the I.O.U. (including the rights to claim against the Borrower and the joint and several guarantor(s) to pay for the interests and the repay the loan), together with the mortgages and insurance benefits the Bank obtained according to the agreement, to a third party, it is the Bank or the transferee/assignee’s obligation to notify the Borrower. After the Borrower, the joint and several guarantor(s) and collaterals provider agreed to such transfer/assignment and the Bank or the transferee/assignee has notified the Borrower, if any changes of the mortgages registration or the beneficiary under the insurance contract are required due to such transfer/assignment, they shall cooperate to change the mortgages registration and/or the beneficiary without any objection.

If such transfer/assignment is for securitizing the Bank’s financial assets or the transferee/assignee is an asset management company, the notice stated in the preceding paragraph can be replaced by public announcement.

ARTICLE 16:

The Bank may exercise the rights of set-off against the various funds deposited by the Borrower and the joint and several guarantor(s) in the Bank (including the deposits in the checking accounts which have been suspended according to the agreement) and all the rights claimable against the Bank, whether or not such funds and/or rights have matured.

The expression of intention to exercise the right of set-off as provided in the preceding paragraph shall become effective as soon as the Bank records such set-off and deduction on its books and accounts. In the meantime, the deposit slips, the passbook and other certificates shall, within the set-off amount, loose their effect.

ARTICLE 17:

If the debt certificates evidencing the various debts owed by the Borrower and the joint and several guarantor(s) are lost, destroyed or damaged, unless the amounts stated on the Bank’s accounts and books, vouchers, computer generated certificates/slips, debt certificates and micro-copies of the correspondences are proved by the Borrower and the joint and several guarantor(s) to be erroneous and the Bank shall immediately correct such errors, the Borrower and the joint and several guarantor(s) shall admit the full amounts stated thereon and, when such amounts mature, immediately pay for various expenses incurred for such amounts, penalties and the principal and interests, or at the Bank’s request issue another debt certificates before the maturity to the Bank for the Bank’s safe-keeping.

ARTICLE 18:

In the event that the Borrower changes its name, organization, contents of its articles of association, seal/chop, representative, scope of authority delegated to the representative, or the occurrence of any event which may affect the rights and interests of the Bank, the Borrower shall immediately notify the Bank in writing of such events and complete the procedures of change or cancel the seal/chop specimen kept in the Bank.

The Borrower and the joint and several guarantor(s) shall be responsible for the transactions conducted before sending the notice and completing the procedures as provided in the preceding paragraph and compensate the Bank for any damages it has suffered which were resulted thereof.

ARTICLE 19:

In the event that the Borrower and the joint and several guarantor(s) change their addresses, Borrower and the joint and several guarantor(s) shall immediately notify the Bank. If Borrower and the joint and several guarantor(s) fail to send the above notice and the Bank sends relevant documents to the addresses provided hereunder or to the last addresses notified by the Borrower and the joint and several guarantor(s), such documents shall be deemed to have been served upon the Borrower and the joint and several guarantor(s) at the expiry of the traveling period normally required by the post office.

ARTICLE 20:

The requirements, effects and the formalities of the legal action for the creation of the debts incurred to the Borrower and the joint and several guarantor(s) based upon this I.O.U. shall be governed by the laws of the Republic of China.

ARTICLE 21:

The place for performing the obligation hereunder shall be the business place of the Bank. Any disputes arising out of or in connection with this I.O.U. shall be subject to the Taipei District Of Taiwan for the first instance; provided, however, if the law mandates a court to have exclusive jurisdiction over such dispute, such mandated exclusive jurisdiction shall prevail.

ARTICLE 22:
Any matters not provided for in this I.O.U. shall be negotiated by the Borrower and the joint and several guarantor(s) with the Bank separately.

【SPECIAL TERMS AND CONDITIONS】

ARTICLE 1:

In the event that any amount deposited by the Borrower and the joint and several guarantor(s) in the Bank is attached or frozen by other person according to the law, the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension or deem all of the debts as matured, without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.
The checks issued by the Borrower and the joint and several guarantor(s) are bounced due to insufficient fund deposit; or the checks prepared for making the payment as provided by them are rejected after being presented for payment.

2.	The debts owed by the Borrower and the joint and several guarantor(s) to other financial institutions are overdue and not paid.

3.
The occurrence of matters that are against the principles of good faith, such as there exist false statements or omission of statements in the financial statements or other data/documents delivered by the Borrower and the joint and several guarantor(s) to the Bank.

4.	The Borrower and the joint and several guarantor(s) fail to perform or violate the written agreements reached with the Bank or the promises.

5.	The certificates, licenses or approvals required by relevant programs under the I.O.U. are suspended, canceled or revoked for certain reasons.

6.	The chattels over which the mortgages are created in favor of the Bank have been removed, sold, transferred or subject to other disposal measures.

7.	Failing to honor the promise made when entering into the contract to build the factory according to the promised speed.

ARTICLE 2:

Unless the Bank agrees in writing, the Borrower and the collaterals provider shall not sell (or transfer, lease out or lend) the collaterals, or create any encumbrances over such collaterals or, if the collateral is an empty land), build any illegal buildings on the unoccupied land where the mortgage is created. In case of any violation of the above provisions, the Bank may set a certain time period to request the Borrower or the collaterals provider to provide another collateral of the same value approved by the Bank or request the Borrower to settle the debts within the set time period and compensate all of the damages suffered by the Bank as a result.

ARTICLE 3:

Before the Borrower repays all of the debts incurred hereon, if the Bank based upon the Borrower’s request considers there is a need to extend the repayment schedule or allow the debts to be repaid by installments, the Bank shall immediately notify the joint and several guarantor(s) in writing. The joint and several guarantor(s) agree to continue to bear the joint and several guarantee liability when the written notice from the Bank has arrived or is deemed to have been served upon such joint and several guarantor(s).

ARTICLE 4:

The Bank is authorized to apply with the tax offices to check the tax information and properties of the Borrower and the joint and several guarantor(s), if any events provided in Article hereof has occurred to them.

ARTICLE 5:

The Bank and the joint and several guarantor(s) agree that the Bank may outsource the work to collect the debts owed by them to the bank to a third party.

ARTICLE 6:

If the Bank and the joint and several guarantor(s) fail to provide sufficient collaterals for the credit extension for this Loan, the property the information of which had been provided by the Bank and/or the joint and several guarantor(s) to the Bank for documentary review before applying for the credit extension shall not be used to create a trust.

ARTICLE 7:

The scope and amounts of the debts guaranteed by the collaterals which are provided by the collaterals provider to the Bank to create mortgages, together with the period of the mortgages, shall not be affected by the transfer of the collaterals pursuant to a trust.

ARTICLE 8:

The joint and several guarantor(s) shall be responsible for repaying all the debts owed by the Borrower hereunder jointly and severally with the Borrower. Each joint and several guarantor(s) shall also be individually repaying all the debts owed by the Borrower hereunder. The joint and several guarantor(s) further agree to the following:

1.	The Bank is entitled to claim against the joint and several guarantor(s) for repayment of the debts before seeking to be paid from the collaterals.

2.
After the joint and several guarantor(s) repaid the debts for the Borrower and request the Bank to transfer the collaterals according to applicable laws, the joint and several guarantor(s) shall not raise any objection to contend that the rights to the collaterals are defective.

3.
The guarantor(s) shall be jointly and severally responsible for repaying all of the debts owed by the Borrower hereunder. Such responsibility shall not be affected by the fact that the Bank releases any or several joint and several guarantor(s)’ liabilities or agree to replace any or several joint and several guarantor(s) with others. Also, such responsibility shall not be discharged by the fact that the instruments, notes or other relevant documents and certificates issued by the Borrower hereunder have not been signed by the guarantor(s).

The Borrower, the joint and several guarantor(s) and the provider of the collaterals hereby declare that the Article of the above SPECIAL TERMS AND CONDITIONS has been reviewed article by article and stamp their chops as below:

Borrower:

Kidcastle Internet Technology Co. Ltd.
Responsible Person: Wang, Kuo An
Joint and several guarantor(s): Wang, Kuo An
Joint and several guarantor(s): Chiu, Yu En
Joint and several guarantor(s):
Provider of the collaterals: Wang, Kuo An

TO: FUHWA BANK:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals hereby represent that they have reviewed all of the terms and conditions contained in this I.O.U. within a reasonable period of time, have fully understood its contents and agree to execute this I.O.U. as below.

Borrower: Kidcastle Internet Technology Co. Ltd.
Responsible person: Wang, Kuo An
Address: 1st Fl., 148, Chien Kuo Rd., Hsin Dian City

Joint and several guarantor(s): Wang, Kuo An
Address: 2nd Fl., 299, Si Yuan Rd., 10 Lin, Chung Shan Borough, Hsin Dian City, Taipei County

Joint and several guarantor(s): Chiu, Yu En
Address: No. 71, Nan Chang Rd., Section 1, Long Fu Borough, Chung Shan District, Taipei

Joint and several guarantor(s):
Address:

Joint and several guarantor(s):
Address:

Date:	August 5, 2005

FUHWA BANK

ACKNOWLEDGEMENT OF INDEBTEDNESS
FOR A
LOAN EXTENSION
(USED FOR FIXED-TERM LOAN)

Customer Number: 11589

This Acknowledgement of Indebtedness (“I.O.U.”) is executed by Kidcastle Internet Technology Co. Ltd. (the “Borrower”) for a loan extended by Fuhwa Bank (including its headquarter and all branches) (the “Bank”). The Borrower invites the joint and several guarantor(s)(s) to provide a guarantee to jointly and severally guarantee the Borrower’s performance of the obligations under the I.O.U. and agrees to the following terms and conditions:

【GENERAL TERMS AND CONDITIONS】

ARTICLE 1:

The amount of the credit extended is: NT$7,000,000 (the “Loan”)

ARTICLE 2:

The term of the Loan is provided and the methods of repayment shall be made in accordance with Section of this Article:

1.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the interest incurred on the Loan shall be paid by monthly. The total principal shall be repaid at the maturity.

2.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the principal shall be divided into installments. The first installment starts from _______. Thereafter, every month(s) is counted as one installment. The principal shall be repaid according to the installments. Interests shall be paid by monthly.

3.
The term of the Loan is 5 years (0 months), commencing from August 10, 2005 to August 10, 2008. After the borrowing, the Loan shall be divided into 60 installments and the principal and interests thereon be repaid on the 10th day of each according to the annuity method.

4.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the first ____ years are the grace period and the interests shall be paid monthly. Commencing from the year, the Loan shall be divided into installments and the principal and interests thereon be repaid on the 10th day of each according to the annuity method.

ARTICLE 3:

1.	The interests incurred from the borrowed funds shall be paid on a monthly basis. The interests shall be calculated in accordance with Item 3, below:

(1)
The interest rate incurred for the Loan is calculated at the annual interest rate of % (which is determined according to the base rate for a loan extension at the time when the agreement of credit extension is executed plus a markup of annual rate of %) The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a standard markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate. The markup of the annual interest rate shall, after the execution of the agreement for credit extension, be adjusted every three months in accordance with the Bank’s then current “Guidelines Governing the Markup of Base Interest Rate for Credit Extension.”

If the Bank’s base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest Rate for Credit Extension as provided in the preceding paragraph are adjusted and/or revised after the execution of the agreement for credit extension, the Borrower agrees that the Bank may publicize such adjusted and revised base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest rate for Credit Extension in its place of business and to be bound thereby.

(2)
The interest rate for each tranche of the loan shall be determined by negotiations between the Borrower and the Bank at the time of borrowing and be calculated and paid at the agreed fixed interest rate. If the Borrower fails to repay the principal and pay for the interests according to the agreed terms, commencing from the day of the delay, the interest rate shall be calculated and paid by adding 2.5% of annual rate to the base rate applied by the Bank.

(3)
The interest rate incurred for the Loan is calculated according to the applicable base rate for a loan extension at the time of borrowing ( %) plus a markup of annual rate of % (i.e. %). The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate.

The above base interest rate applied by the Bank is the average fixed interest rate (the exact figure shall be based upon the announcement of the Central Bank of China) of the interest rates applied to “One-year Term Time Deposit” by 10 domestic banks + a fixed rate (risk discount of the Bank + administrative cost).

If the composition of the base interest rate provided in the preceding paragraph is adjusted or revised after the execution of the agreement for credit extension, the Borrower and the joint and several guarantor(s) agree that the Bank may announce the adjusted and/or revised details in its place of business and to be bound thereby.

Explanation:

(i)
The reference banks for the average fixed interest rate of the interest rates applied to “One-year Term Time Deposit” include: The Bank of Taiwan, Taiwan Cooperative Bank, The Land Bank, The First Bank, Chang Hwa Bank, Hua Nan Bank, Taiwan Business Bank, Cathay United Bank, The International Commercial Bank of China and Taipei Bank.

(ii)	The periods of sampling, interest rate adjustment dates and periods of application are as below:

Period of sampling	Interest rate adjustment date	Period of application
2/16 - 2/22	2/23	2/24 - 5/23
5/16 - 5/22	5/23	5/24 - 8/23
8/16 - 8/22	8/23	8/24 - 11/23
11/16 - 11/22	11/23	11/24 - 2/23

Note:
(A) The data shall be based upon the data announced by the Central Bank of China at 11:30 AM of that current day. (B) Indexes shall only allow two numbers after the decimal point. The third number after the decimal point, if it is bigger than or equal to 5, shall be rounded up, and if it is smaller than or equal to 4, shall be rounded down.

(iii)	At present, the average fixed interest rate of the interest rates applied by 10 domestic banks to “One-year Term Time Deposit” is %.

(iv)
Under the following circumstances, the Borrower and the joint and several guarantor(s) agree that the Bank has the absolute right and at its sole discretion to change the reference banks providing the composition of the indexes for the base interest rate and separately designate another domestic bank to substitute:

(A)
The reference bank merges with other bank, is merged into other bank, is extinguished, suspends the business, closes the business, is re-organized; or any event under Article 62 of the Banking Law, which includes: being ordered to suspend the business, being put under custody, being effected a mandatory takeover, etc. occurs to the reference bank.

(B)	The short-term credit rating of the reference bank is lower than Taiwan ratings.

(C)	The reference bank ceases selling one-year-term time deposit products.

(4) The interests are collected based on a flexible rate calculated according to the following formula: The index of the time deposit of the Bank õ 7.29û (i.e. the annual interest rate of 5û).

ARTICLE 4:

If the Borrower fails to repay the principal and the interests according to the I.O.U., the Borrower agrees to pay for the delay interest rate calculated according to the interest rate applicable to this Loan for the delayed principal amount. The Borrower further agrees to pay for penalties calculated according to the following formula for the delayed payment for the principal and the interests: The penalty for the delayed payment for the principal shall be calculated from the maturity date and that for the delayed payment of the interests shall be calculated from the interests payment day at the, at the rate of 10 % of the interest rate for this Loan for the delay period within six months and at the rate of 20% of the interest rate for this Loan for the delay period above six months.

ARTICLE 5:

The purpose of use of this Loan shall be limited to .

ARTICLE 6:

In order to perform the obligations owed to the Bank, the Borrower and the joint and several guarantor(s) agree to authorize the Bank from time to time and at the Bank’s sole discretion to deduct from the demand accounts opened by the Borrower and/or the joint and several guarantor(s) in their names (account number: ) any amount at the time of maturity or the time of advancement to pay for the principal, interests, default interests, penalty advances and other expenses (including the insurance premium for the collaterals), without the necessary to present the passbook and the withdrawal slip.

ARTICLE 7:

The term “obligation” or “all obligations” referred to hereunder shall mean the loan, instruments, advances, guarantee, overdraft and other obligations, including but not limited to interests, default interests, penalty, compensation of damages, the insurance premium, expenses for executing mortgages, expenses to obtain an enforcement title and other related expenses.

ARTICLE 8:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals agree that the Joint Credit Information Center and its member financial institutions, Clearing Houses, Small and Medium Business Credit Guarantee Fund, National Credit Card Center, Financial Information Service Co., Ltd., the assignees/transferees of the Bank’s obligations/rights hereunder and the participants (or the entity which plans to be assigned/transferred) in the Loan, the person auditing the appraisal of the value of the debts or any agent appointed by the Bank to handle the outsourced work, or other domestic or overseas institutions handling financial affairs (including SWIFT) and other relevant institutions corresponding with the Bank, may collect, proceed with computer processing on, conduct international transmission of, use and provide to each other the following information and data of the Borrower, joint and several guarantor(s) and provider of the collaterals:

Credit reports, credit extension data (including overdue, collection and bad debts records), deposits data, financial data, collaterals and other movables or real property information, credit information regarding the instruments, credit cards (including IC Cards and magnetic cards)credit card information, credit information in the credit card merchants and other personal information relating to the credit extension or transactions.

The computer processing of such data and information and the period of the use in relevant institutions shall be the approved period of preservation for such files and data which relevant institutions applied with the competent authorities for registration.

The Borrower agrees that the Bank may from time to time monitor the Borrower’s use of the Loan extended to the Borrower and the business and financial status of the Borrower, examine/custody the collaterals, examine relevant accounts and books, statements (including the consolidated financial statements of the affiliates), check and review certificates, slips and documents. When the Bank deems necessary, the Bank may request the Borrower to fill out the requested information and deliver the requested data and information to the bank on a regular basis, or provide to the Bank the financial statements audited by the CPA approved by the Bank and request such CPA to provide relevant drafts of his/her work. If the Bank considers that the financial statements or other documents delivered by the Borrower are false, as soon as receiving the notice from the Bank, such will be deemed as a default by the Borrower; provided, however, the Bank does not have the obligation to monitor, audit, examine, custody and check such statements and documents. If the Bank considers that the Borrower’s financial structure should be improved, the Bank may demand the Borrower to take actions to improve its financial structure. The Borrower shall comply with such demand to improve.

ARTICLE 9:

Any individual/entity holding the receipt or custody certificate issued by the Bank or the Borrower’s chop or the receipt documents signed by the Borrower goes to the Bank to request for returning or replacing the collaterals and the documents related thereto shall be deemed as the agent of the Borrower. The Bank may approve to return or replace.

ARTICLE 10:

If the obligations hereunder are covered by the collaterals obtained from the extension of this Loan or from other credit extensions, except for complying with the terms and conditions set forth in the respective collaterals agreements, the Borrower shall comply with the following provisions:

1.
For the collaterals which are insurable, the Borrower and the provider of such collaterals shall in each year procure appropriate fire insurance (including earthquake insurance) or other insurance coverage required by the Bank for the collaterals form the insurance company for the period starting from the commencement of the term of the Loan and ending on the day that the Loan is repaid. In such insurances, the Borrower shall include the Bank as the mortgagee to apply with the insurance company to add special terms and conditions for the mortgage. The insured amount and the terms and conditions of the insurance policies shall be approved by the Bank. The Borrower and the collaterals provider shall be jointly and severally responsible for paying the insurance premium and other related costs. The original copy of the insurance policy and the photocopy of the receipt for the insurance premium shall be kept by the Bank. If the Borrower and the collaterals provider forget to procure the insurance or renew the insurance, the Bank may use this I.O.U. as an authorization letter to procure/renew the insurance on their behalf. If the Bank has advanced the insurance premium, the Borrower and the collaterals provider shall repay the advanced fund immediately. If the Borrower and the collaterals provider fail to repay the advanced fund immediately, the Bank may add such advanced fund into the mount owed by the Borrower and collect interests incurred thereon according to the interest rate provided hereunder. However, the Bank does not have the obligation to procure or renew he insurance policy or pay for the insurance premium. If unfortunately the insured collaterals are damages, lost or destroyed and the insurance company refuses or delays to pay for the compensation for the damages which the insurance company is required to pay for whatever reasons, the Bank may set a certain period of time to request the Borrower to provide a security approved by the Bank having the value equal to the reduced value of such collaterals within such time period. If the Borrower fails to provide such a security within the set time period, the Bank is entitled to request the Borrower to repay the debts immediately.

2.
If the payment made by the Borrower or the payment made though automatic transfer from the Borrower’s account according to the agreement is insufficient to repay all of the overdue loan owed by the Borrower, the collaterals shall be used to set off against the various expenses (including the insurance premium for the collaterals advanced by the Bank), penalty, interests, delay interests and the principal in the same order.

3.
The Bank’s headquarter and all of its branches may share and exercise the rights over the collaterals provided by the Borrower and/or the collaterals provider hereunder, irrespective of whether their rights are created earlier or later, to obtain guarantee from such collaterals to secure the present debts (including those already occurred but not being repaid and not limited to the total amount of credit extension agreed hereunder) and future debts owed by the Borrower in the form of instruments, loans, advances, insurances and all other debts, together with the incurred interests, delay interests, penalties, damages and all of the expenses required for performing the obligations of the above debts.

ARTICLE 11:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.	Failing to repay the principal for any indebtedness according to the agreement.

2.
The Borrower and/or the joint and several guarantor(s) file for reconciliation or is declared bankruptcy according to the Bankruptcy Act, apply for reorganization according to eh Company Law, are declared by the clearing houses to be a company/individual with which the transactions are rejected, suspend the business operation or proceed a debt arrangement..

3.	The Borrower and/or the joint and several guarantor(s) have the obligation to provide guarantees according to the original agreement, but fail to provide such guarantees.

4.	The Borrower and/or the joint and several guarantor(s) die and their heirs declare a limited inheritance or waive their rights to inherit.

5.	The Borrower and/or the joint and several guarantor(s) are declared a confiscation of their major properties in criminal cases.

ARTICLE 12:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), after the Bank has given a notice or demand within a reasonable period, the Bank may reduce the extended credit amount or shorten the period of the credit extension or treat all of the loan as matured:

1.	The interests incurred on any debt are not paid.

2.	The collateral is foreclosed or the collateral is lost, or the value of which is reduced or is insufficient to secure the obligations.

3.	The actual use of the fund obtained from the loan extended by the Bank does not conform to the purpose of use selected by the Bank.

4.
The Borrower and/or the joint and several guarantor(s) are subject to compulsory execution, provisional attachment, provisional measures or other protecting measures, which has made the Bank to face a threat that the debt may not be repaid.

ARTICLE 13:

If the Bank transfers/assigns all or part of the rights claimable by the Bank according to the I.O.U. (including the rights to claim against the Borrower and the joint and several guarantor(s) to pay for the interests and the repay the loan), together with the mortgages and insurance benefits the Bank obtained according to the agreement, to a third party, it is the Bank or the transferee/assignee’s obligation to notify the Borrower. After the Borrower, the joint and several guarantor(s) and collaterals provider agreed to such transfer/assignment and the Bank or the transferee/assignee has notified the Borrower, if any changes of the mortgages registration or the beneficiary under the insurance contract are required due to such transfer/assignment, they shall cooperate to change the mortgages registration and/or the beneficiary without any objection.

If such transfer/assignment is for securitizing the Bank’s financial assets or the transferee/assignee is an asset management company, the notice stated in the preceding paragraph can be replaced by public announcement.

ARTICLE 14:

The Bank may exercise the rights of set-off against the various funds deposited by the Borrower and the joint and several guarantor(s) in the Bank (including the deposits in the checking accounts which have been suspended according to the agreement) and all the rights claimable against the Bank, whether or not such funds and/or rights have matured.

The expression of intention to exercise the right of set-off as provided in the preceding paragraph shall become effective as soon as the Bank records such set-off and deduction on its books and accounts. In the meantime, the deposit slips, the passbook and other certificates shall, within the set-off amount, loose their effect.

ARTICLE 15:

If the debt certificates evidencing the various debts owed by the Borrower and the joint and several guarantor(s) are lost, destroyed or damaged, unless the amounts stated on the Bank’s accounts and books, vouchers, computer generated certificates/slips, debt certificates and micro-copies of the correspondences are proved by the Borrower and the joint and several guarantor(s) to be erroneous and the Bank shall immediately correct such errors, the Borrower and the joint and several guarantor(s) shall admit the full amounts stated thereon and, when such amounts mature, immediately pay for various expenses incurred for such amounts, penalties and the principal and interests, or at the Bank’s request issue another debt certificates before the maturity to the Bank for the Bank’s safe-keeping.

ARTICLE 16:

In the event that the Borrower changes its name, organization, contents of its articles of association, seal/chop, representative, scope of authority delegated to the representative, or the occurrence of any event which may affect the rights and interests of the Bank, the Borrower shall immediately notify the Bank in writing of such events and complete the procedures of change or cancel the seal/chop specimen kept in the Bank.

The Borrower and the joint and several guarantor(s) shall be responsible for the transactions conducted before sending the notice and completing the procedures as provided in the preceding paragraph and compensate the Bank for any damages it has suffered which were resulted thereof.

ARTICLE 17:

In the event that the Borrower and the joint and several guarantor(s) change their addresses, Borrower and the joint and several guarantor(s) shall immediately notify the Bank. If Borrower and the joint and several guarantor(s) fail to send the above notice and the Bank sends relevant documents to the addresses provided hereunder or to the last addresses notified by the Borrower and the joint and several guarantor(s), such documents shall be deemed to have been served upon the Borrower and the joint and several guarantor(s) at the expiry of the traveling period normally required by the post office.

ARTICLE 18:

The requirements, effects and the formalities of the legal action for the creation of the debts incurred to the Borrower and the joint and several guarantor(s) based upon this I.O.U. shall be governed by the laws of the Republic of China.

ARTICLE 19:

The place for performing the obligation hereunder shall be the business place of the Bank. Any disputes arising out of or in connection with this I.O.U. shall be subject to the Taipei District Of Taiwan for the first instance; provided, however, if the law mandates a court to have exclusive jurisdiction over such dispute, such mandated exclusive jurisdiction shall prevail.

ARTICLE 20:
Any matters not provided for in this I.O.U. shall be negotiated by the Borrower and the joint and several guarantor(s) with the Bank separately.

【SPECIAL TERMS AND CONDITIONS】

ARTICLE 1:

In the event that any amount deposited by the Borrower and the joint and several guarantor(s) in the Bank is attached or frozen by other person according to the law, the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension or deem all of the debts as matured, without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.
The checks issued by the Borrower and the joint and several guarantor(s) are bounced due to insufficient fund deposit; or the checks prepared for making the payment as provided by them are rejected after being presented for payment.

2.	The debts owed by the Borrower and the joint and several guarantor(s) to other financial institutions are overdue and not paid.

3.
The occurrence of matters that are against the principles of good faith, such as there exist false statements or omission of statements in the financial statements or other data/documents delivered by the Borrower and the joint and several guarantor(s) to the Bank.

4.	The Borrower and the joint and several guarantor(s) fail to perform or violate the written agreements reached with the Bank or the promises.

5.	The certificates, licenses or approvals required by relevant programs under the I.O.U. are suspended, canceled or revoked for certain reasons.

6.	The chattels over which the mortgages are created in favor of the Bank have been removed, sold, transferred or subject to other disposal measures.

7.	Failing to honor the promise made when entering into the contract to build the factory according to the promised speed.

ARTICLE 2:

Unless the Bank agrees in writing, the Borrower and the collaterals provider shall not sell (or transfer, lease out or lend) the collaterals, or create any encumbrances over such collaterals or, if the collateral is an empty land), build any illegal buildings on the unoccupied land where the mortgage is created. In case of any violation of the above provisions, the Bank may set a certain time period to request the Borrower or the collaterals provider to provide another collateral of the same value approved by the Bank or request the Borrower to settle the debts within the set time period and compensate all of the damages suffered by the Bank as a result.

ARTICLE 3:

Before the Borrower repays all of the debts incurred hereon, if the Bank based upon the Borrower’s request considers there is a need to extend the repayment schedule or allow the debts to be repaid by installments, the Bank shall immediately notify the joint and several guarantor(s) in writing. The joint and several guarantor(s) agree to continue to bear the joint and several guarantee liability when the written notice from the Bank has arrived or is deemed to have been served upon such joint and several guarantor(s).

ARTICLE 4:

The Bank is authorized to apply with the tax offices to check the tax information and properties of the Borrower and the joint and several guarantor(s), if any events provided in Article hereof has occurred to them.

ARTICLE 5:

The Bank and the joint and several guarantor(s) agree that the Bank may outsource the work to collect the debts owed by them to the bank to a third party.

ARTICLE 6:

If the Bank and/or the joint and several guarantor(s) fails to provide sufficient collaterals for the credit extension for this Loan, the property the information of which had been provided by the Bank and/or the joint and several guarantor(s) to the Bank for documentary review before applying for the credit extension shall not be used to create a trust.

ARTICLE 7:

The scope and amounts of the debts guaranteed by the collaterals which are provided by the collaterals provider to the Bank to create mortgages, together with the period of the mortgages, shall not be affected by the transfer of the collaterals pursuant to a trust.

ARTICLE 8:

The joint and several guarantor(s) shall be responsible for repaying all the debts owed by the Borrower hereunder jointly and severally with the Borrower. Each joint and several guarantor(s) shall also be individually repaying all the debts owed by the Borrower hereunder. The joint and several guarantor(s) further agree to the following:

1.	The Bank is entitled to claim against the joint and several guarantor(s) for repayment of the debts before seeking to be paid from the collaterals.

2.
After the joint and several guarantor(s) repaid the debts for the Borrower and request the Bank to transfer the collaterals according to applicable laws, the joint and several guarantor(s) shall not raise any objection to contend that the rights to the collaterals are defective.

3.
The guarantor(s) shall be jointly and severally responsible for repaying all of the debts owed by the Borrower hereunder. Such responsibility shall not be affected by the fact that the Bank releases any or several joint and several guarantor(s)’ liabilities or agree to replace any or several joint and several guarantor(s) with others. Also, such responsibility shall not be discharged by the fact that the instruments, notes or other relevant documents and certificates issued by the Borrower hereunder have not been signed by the guarantor(s).

The Borrower, the joint and several guarantor(s) and the provider of the collaterals hereby declare that the Article of the above SPECIAL TERMS AND CONDITIONS have been reviewed article by article and stamp their chops as below:

Borrower:

Kidcastle Internet Technology Co. Ltd.
Responsible Person: Wang, Kuo An
Joint and several guarantor(s): Wang, Kuo An
Joint and several guarantor(s): Chiu, Yu En
Joint and several guarantor(s):
Provider of the collaterals: Wang, Kuo An

TO: FUHWA BANK:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals hereby represent that they have reviewed all of the terms and conditions contained in this I.O.U. within a reasonable period of time, have fully understood its contents and agree to execute this I.O.U. as below.

Borrower: Kidcastle Internet Technology Co. Ltd.
Responsible person: Wang, Kuo An
Address: 1st Fl., 148, Chien Kuo Rd., Hsin Dian City

Joint and several guarantor(s): Wang, Kuo An
Address: 2nd Fl., 299, Si Yuan Rd., 10 Lin, Chung Shan Borough, Hsin Dian City, Taipei County

Joint and several guarantor(s): Chiu, Yu En
Address: No. 71, Nan Chang Rd., Section 1, Long Fu Borough, Chung Shan District, Taipei

Joint and several guarantor(s):
Address:

Joint and several guarantor(s):
Address:

Date:	August 5, 2005

FUHWA BANK

ACKNOWLEDGEMENT OF INDEBTEDNESS
FOR A

LOAN EXTENSION
(USED FOR FIXED-TERM LOAN)

Customer Number: 11589

This Acknowledgement of Indebtedness (“I.O.U.”) is executed by Kidcastle Internet Technology Co. Ltd. (the “Borrower”) for a loan extended by Fuhwa Bank (including its headquarter and all branches) (the “Bank”). The Borrower invites the joint and several guarantor(s)(s) to provide a guarantee to jointly and severally guarantee the Borrower’s performance of the obligations under the I.O.U. and agrees to the following terms and conditions:

【GENERAL TERMS AND CONDITIONS】

ARTICLE 1:

The amount of the credit extended is: NT$31,000,000 (the “Loan”)

ARTICLE 2:

The term of the Loan is provided and the methods of repayment shall be made in accordance with Section of this Article:

1.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the interest incurred on the Loan shall be paid by monthly. The total principal shall be repaid at the maturity.

2.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the principal shall be divided into installments. The first installment starts from _______. Thereafter, every month(s) is counted as one installment. The principal shall be repaid according to the installments. Interests shall be paid by monthly.

3.
The term of the Loan is years (months), commencing from __________ to___________. After the borrowing, the Loan shall be divided into installments and the principal and interests thereon be repaid on the ___th day of each according to the annuity method.

4.
The term of the Loan is years, commencing from ______ to __________. After the borrowing, the first ____ years are the grace period and the interests shall be paid monthly. Commencing from the year, the Loan shall be divided into installments and the principal and interests thereon be repaid on the 10th day of each according to the annuity method.

5.
The term of the Loan is 7 years (0 months), commencing from August 10, 2005 to August 10, 2012. After the borrowing, the Loan shall be divided into 84 installments. Each installment is one month. The principal and interests thereon be repaid by monthly according to the annuity method for 180 payment terms. The unpaid balance shall become matured and be paid at the expiry of the term of the Loam. .

ARTICLE 3:

1.	The interests incurred from the borrowed funds shall be paid on a monthly basis. The interests shall be calculated in accordance with Item (3), below:

(1)
The interest rate incurred for the Loan is calculated at the annual interest rate of % (which is determined according to the base rate for a loan extension at the time when the agreement of credit extension is executed plus a markup of annual rate of %) The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a standard markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate. The markup of the annual interest rate shall, after the execution of the agreement for credit extension, be adjusted every three months in accordance with the Bank’s then current “Guidelines Governing the Markup of Base Interest Rate for Credit Extension.”

If the Bank’s base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest Rate for Credit Extension as provided in the preceding paragraph are adjusted and/or revised after the execution of the agreement for credit extension, the Borrower agrees that the Bank may publicize such adjusted and revised base interest rate for the credit extension and/or the Guidelines Governing the Markup of Base Interest rate for Credit Extension in its place of business and to be bound thereby.

(2)
The interest rate for each tranche of the loan shall be determined by negotiations between the Borrower and the Bank at the time of borrowing and be calculated and paid at the agreed fixed interest rate. If the Borrower fails to repay the principal and pay for the interests according to the agreed terms, commencing from the day of the delay, the interest rate shall be calculated and paid by adding 2.5% of annual rate to the base rate applied by the Bank.

(3)
The interest rate incurred for the Loan is calculated according to the applicable base rate for a loan extension at the time of borrowing ( %) plus a markup of annual rate of % (i.e. %). The interests for the newly borrowed fund shall be determined according to the base interest rate available at the time when the new fund is borrowed plus a markup rate. Thereafter, when the Bank adjusts the base interest rate, the interest rate shall be calculated according to the adjusted base rate plus a markup of the annual floating interest rate.

The above base interest rate applied by the Bank is the average fixed interest rate (the exact figure shall be based upon the announcement of the Central Bank of China) of the interest rates applied to “One-year Term Time Deposit” by 10 domestic banks + a fixed rate (risk discount of the Bank + administrative cost).

If the composition of the base interest rate provided in the preceding paragraph is adjusted or revised after the execution of the agreement for credit extension, the Borrower and the joint and several guarantor(s) agree that the Bank may announce the adjusted and/or revised details in its place of business and to be bound thereby.

Explanation:

(i)
The reference banks for the average fixed interest rate of the interest rates applied to “One-year Term Time Deposit” include: The Bank of Taiwan, Taiwan Cooperative Bank, The Land Bank, The First Bank, Chang Hwa Bank, Hua Nan Bank, Taiwan Business Bank, Cathay United Bank, The International Commercial Bank of China and Taipei Bank.

(ii)	The periods of sampling, interest rate adjustment dates and periods of application are as below:

Period of sampling	Interest rate adjustment date	Period of application
2/16 - 2/22	2/23	2/24 - 5/23
5/16 - 5/22	5/23	5/24 - 8/23
8/16 - 8/22	8/23	8/24 - 11/23
11/16 - 11/22	11/23	11/24 - 2/23

Note:
(A) The data shall be based upon the data announced by the Central Bank of China at 11:30 AM of that current day. (B) Indexes shall only allow two numbers after the decimal point. The third number after the decimal point, if it is bigger than or equal to 5, shall be rounded up, and if it is smaller than or equal to 4, shall be rounded down.

(iii)	At present, the average fixed interest rate of the interest rates applied by 10 domestic banks to “One-year Term Time Deposit” is %.

(iv)
Under the following circumstances, the Borrower and the joint and several guarantor(s) agree that the Bank has the absolute right and at its sole discretion to change the reference banks providing the composition of the indexes for the base interest rate and separately designate another domestic bank to substitute:

(A)
The reference bank merges with other bank, is merged into other bank, is extinguished, suspends the business, closes the business, is re-organized; or any event under Article 62 of the Banking Law, which includes: being ordered to suspend the business, being put under custody, being effected a mandatory takeover, etc. occurs to the reference bank.

(B)	The short-term credit rating of the reference bank is lower than Taiwan ratings.

(C)	The reference bank ceases selling one-year-term time deposit products.

(4) The interests are collected based on a flexible rate calculated according to the following formula: The index of the time deposit of the Bank õ 7.29û (i.e. the annual interest rate of 5û).

ARTICLE 4:

If the Borrower fails to repay the principal and the interests according to the I.O.U., the Borrower agrees to pay for the delay interest rate calculated according to the interest rate applicable to this Loan for the delayed principal amount. The Borrower further agrees to pay for penalties calculated according to the following formula for the delayed payment for the principal and the interests: The penalty for the delayed payment for the principal shall be calculated from the maturity date and that for the delayed payment of the interests shall be calculated from the interests payment day at the, at the rate of 10 % of the interest rate for this Loan for the delay period within six months and at the rate of 20% of the interest rate for this Loan for the delay period above six months.

ARTICLE 5:

The purpose of use of this Loan shall be limited to .

ARTICLE 6:

In order to perform the obligations owed to the Bank, the Borrower and the joint and several guarantor(s) agree to authorize the Bank from time to time and at the Bank’s sole discretion to deduct from the demand accounts opened by the Borrower and/or the joint and several guarantor(s) in their names (account number: ) any amount at the time of maturity or the time of advancement to pay for the principal, interests, default interests, penalty advances and other expenses (including the insurance premium for the collaterals), without the necessary to present the passbook and the withdrawal slip.

ARTICLE 7:

The term “obligation” or “all obligations” referred to hereunder shall mean the loan, instruments, advances, guarantee, overdraft and other obligations, including but not limited to interests, default interests, penalty, compensation of damages, the insurance premium, expenses for executing mortgages, expenses to obtain an enforcement title and other related expenses.

ARTICLE 8:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals agree that the Joint Credit Information Center and its member financial institutions, Clearing Houses, Small and Medium Business Credit Guarantee Fund, National Credit Card Center, Financial Information Service Co., Ltd., the assignees/transferees of the Bank’s obligations/rights hereunder and the participants (or the entity which plans to be assigned/transferred) in the Loan, the person auditing the appraisal of the value of the debts or any agent appointed by the Bank to handle the outsourced work, or other domestic or overseas institutions handling financial affairs (including SWIFT) and other relevant institutions corresponding with the Bank, may collect, proceed with computer processing on, conduct international transmission of, use and provide to each other the following information and data of the Borrower, joint and several guarantor(s) and provider of the collaterals:

Credit reports, credit extension data (including overdue, collection and bad debts records), deposits data, financial data, collaterals and other movables or real property information, credit information regarding the instruments, credit cards (including IC Cards and magnetic cards)credit card information, credit information in the credit card merchants and other personal information relating to the credit extension or transactions.

The computer processing of such data and information and the period of the use in relevant institutions shall be the approved period of preservation for such files and data which relevant institutions applied with the competent authorities for registration.

The Borrower agrees that the Bank may from time to time monitor the Borrower’s use of the Loan extended to the Borrower and the business and financial status of the Borrower, examine/custody the collaterals, examine relevant accounts and books, statements (including the consolidated financial statements of the affiliates), check and review certificates, slips and documents. When the Bank deems necessary, the Bank may request the Borrower to fill out the requested information and deliver the requested data and information to the bank on a regular basis, or provide to the Bank the financial statements audited by the CPA approved by the Bank and request such CPA to provide relevant drafts of his/her work. If the Bank considers that the financial statements or other documents delivered by the Borrower are false, as soon as receiving the notice from the Bank, such will be deemed as a default by the Borrower; provided, however, the Bank does not have the obligation to monitor, audit, examine, custody and check such statements and documents. If the Bank considers that the Borrower’s financial structure should be improved, the Bank may demand the Borrower to take actions to improve its financial structure. The Borrower shall comply with such demand to improve.

ARTICLE 9:

Any individual/entity holding the receipt or custody certificate issued by the Bank or the Borrower’s chop or the receipt documents signed by the Borrower goes to the Bank to request for returning or replacing the collaterals and the documents related thereto shall be deemed as the agent of the Borrower. The Bank may approve to return or replace.

ARTICLE 10:

If the obligations hereunder are covered by the collaterals obtained from the extension of this Loan or from other credit extensions, except for complying with the terms and conditions set forth in the respective collaterals agreements, the Borrower shall comply with the following provisions:

1.
For the collaterals which are insurable, the Borrower and the provider of such collaterals shall in each year procure appropriate fire insurance (including earthquake insurance) or other insurance coverage required by the Bank for the collaterals form the insurance company for the period starting from the commencement of the term of the Loan and ending on the day that the Loan is repaid. In such insurances, the Borrower shall include the Bank as the mortgagee to apply with the insurance company to add special terms and conditions for the mortgage. The insured amount and the terms and conditions of the insurance policies shall be approved by the Bank. The Borrower and the collaterals provider shall be jointly and severally responsible for paying the insurance premium and other related costs. The original copy of the insurance policy and the photocopy of the receipt for the insurance premium shall be kept by the Bank. If the Borrower and the collaterals provider forget to procure the insurance or renew the insurance, the Bank may use this I.O.U. as an authorization letter to procure/renew the insurance on their behalf. If the Bank has advanced the insurance premium, the Borrower and the collaterals provider shall repay the advanced fund immediately. If the Borrower and the collaterals provider fail to repay the advanced fund immediately, the Bank may add such advanced fund into the mount owed by the Borrower and collect interests incurred thereon according to the interest rate provided hereunder. However, the Bank does not have the obligation to procure or renew he insurance policy or pay for the insurance premium. If unfortunately the insured collaterals are damages, lost or destroyed and the insurance company refuses or delays to pay for the compensation for the damages which the insurance company is required to pay for whatever reasons, the Bank may set a certain period of time to request the Borrower to provide a security approved by the Bank having the value equal to the reduced value of such collaterals within such time period. If the Borrower fails to provide such a security within the set time period, the Bank is entitled to request the Borrower to repay the debts immediately.

2.
If the payment made by the Borrower or the payment made though automatic transfer from the Borrower’s account according to the agreement is insufficient to repay all of the overdue loan owed by the Borrower, the collaterals shall be used to set off against the various expenses (including the insurance premium for the collaterals advanced by the Bank), penalty, interests, delay interests and the principal in the same order.

3.
The Bank’s headquarter and all of its branches may share and exercise the rights over the collaterals provided by the Borrower and/or the collaterals provider hereunder, irrespective of whether their rights are created earlier or later, to obtain guarantee from such collaterals to secure the present debts (including those already occurred but not being repaid and not limited to the total amount of credit extension agreed hereunder) and future debts owed by the Borrower in the form of instruments, loans, advances, insurances and all other debts, together with the incurred interests, delay interests, penalties, damages and all of the expenses required for performing the obligations of the above debts.

ARTICLE 11:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.	Failing to repay the principal for any indebtedness according to the agreement.

2.
The Borrower and/or the joint and several guarantor(s) file for reconciliation or is declared bankruptcy according to the Bankruptcy Act, apply for reorganization according to eh Company Law, are declared by the clearing houses to be a company/individual with which the transactions are rejected, suspend the business operation or proceed a debt arrangement..

3.	The Borrower and/or the joint and several guarantor(s) have the obligation to provide guarantees according to the original agreement, but fail to provide such guarantees.

4.	The Borrower and/or the joint and several guarantor(s) die and their heirs declare a limited inheritance or waive their rights to inherit.

5.	The Borrower and/or the joint and several guarantor(s) are declared a confiscation of their major properties in criminal cases.

ARTICLE 12:

In case that any of the following events occurred to the Borrower or the joint and several guarantor(s), after the Bank has given a notice or demand within a reasonable period, the Bank may reduce the extended credit amount or shorten the period of the credit extension or treat all of the loan as matured:

1.	The interests incurred on any debt are not paid.

2.	The collateral is foreclosed or the collateral is lost, or the value of which is reduced or is insufficient to secure the obligations.

3.	The actual use of the fund obtained from the loan extended by the Bank does not conform to the purpose of use selected by the Bank.

4.
The Borrower and/or the joint and several guarantor(s) are subject to compulsory execution, provisional attachment, provisional measures or other protecting measures, which has made the Bank to face a threat that the debt may not be repaid.

ARTICLE 13:

If the Bank transfers/assigns all or part of the rights claimable by the Bank according to the I.O.U. (including the rights to claim against the Borrower and the joint and several guarantor(s) to pay for the interests and the repay the loan), together with the mortgages and insurance benefits the Bank obtained according to the agreement, to a third party, it is the Bank or the transferee/assignee’s obligation to notify the Borrower. After the Borrower, the joint and several guarantor(s) and collaterals provider agreed to such transfer/assignment and the Bank or the transferee/assignee has notified the Borrower, if any changes of the mortgages registration or the beneficiary under the insurance contract are required due to such transfer/assignment, they shall cooperate to change the mortgages registration and/or the beneficiary without any objection.

If such transfer/assignment is for securitizing the Bank’s financial assets or the transferee/assignee is an asset management company, the notice stated in the preceding paragraph can be replaced by public announcement.

ARTICLE 14:

The Bank may exercise the rights of set-off against the various funds deposited by the Borrower and the joint and several guarantor(s) in the Bank (including the deposits in the checking accounts which have been suspended according to the agreement) and all the rights claimable against the Bank, whether or not such funds and/or rights have matured.

The expression of intention to exercise the right of set-off as provided in the preceding paragraph shall become effective as soon as the Bank records such set-off and deduction on its books and accounts. In the meantime, the deposit slips, the passbook and other certificates shall, within the set-off amount, loose their effect.

ARTICLE 15:

If the debt certificates evidencing the various debts owed by the Borrower and the joint and several guarantor(s) are lost, destroyed or damaged, unless the amounts stated on the Bank’s accounts and books, vouchers, computer generated certificates/slips, debt certificates and micro-copies of the correspondences are proved by the Borrower and the joint and several guarantor(s) to be erroneous and the Bank shall immediately correct such errors, the Borrower and the joint and several guarantor(s) shall admit the full amounts stated thereon and, when such amounts mature, immediately pay for various expenses incurred for such amounts, penalties and the principal and interests, or at the Bank’s request issue another debt certificates before the maturity to the Bank for the Bank’s safe-keeping.

ARTICLE 16:

In the event that the Borrower changes its name, organization, contents of its articles of association, seal/chop, representative, scope of authority delegated to the representative, or the occurrence of any event which may affect the rights and interests of the Bank, the Borrower shall immediately notify the Bank in writing of such events and complete the procedures of change or cancel the seal/chop specimen kept in the Bank.

The Borrower and the joint and several guarantor(s) shall be responsible for the transactions conducted before sending the notice and completing the procedures as provided in the preceding paragraph and compensate the Bank for any damages it has suffered which were resulted thereof.

ARTICLE 17:

In the event that the Borrower and the joint and several guarantor(s) change their addresses, Borrower and the joint and several guarantor(s) shall immediately notify the Bank. If Borrower and the joint and several guarantor(s) fail to send the above notice and the Bank sends relevant documents to the addresses provided hereunder or to the last addresses notified by the Borrower and the joint and several guarantor(s), such documents shall be deemed to have been served upon the Borrower and the joint and several guarantor(s) at the expiry of the traveling period normally required by the post office.

ARTICLE 18:

The requirements, effects and the formalities of the legal action for the creation of the debts incurred to the Borrower and the joint and several guarantor(s) based upon this I.O.U. shall be governed by the laws of the Republic of China.

ARTICLE 19:

The place for performing the obligation hereunder shall be the business place of the Bank. Any disputes arising out of or in connection with this I.O.U. shall be subject to the Taipei District Of Taiwan for the first instance; provided, however, if the law mandates a court to have exclusive jurisdiction over such dispute, such mandated exclusive jurisdiction shall prevail.

ARTICLE 20:

Any matters not provided for in this I.O.U. shall be negotiated by the Borrower and the joint and several guarantor(s) with the Bank separately.

【SPECIAL TERMS AND CONDITIONS】

ARTICLE 1:

In the event that any amount deposited by the Borrower and the joint and several guarantor(s) in the Bank is attached or frozen by other person according to the law, the Bank may from time to time reduce the extended credit amount or shorten the period of the credit extension or deem all of the debts as matured, without the necessity to send any prior notice or demand for a correction or remedial action in the first place:

1.
The checks issued by the Borrower and the joint and several guarantor(s) are bounced due to insufficient fund deposit; or the checks prepared for making the payment as provided by them are rejected after being presented for payment.

2.	The debts owed by the Borrower and the joint and several guarantor(s) to other financial institutions are overdue and not paid.

3.
The occurrence of matters that are against the principles of good faith, such as there exist false statements or omission of statements in the financial statements or other data/documents delivered by the Borrower and the joint and several guarantor(s) to the Bank.

4.	The Borrower and the joint and several guarantor(s) fail to perform or violate the written agreements reached with the Bank or the promises.

5.	The certificates, licenses or approvals required by relevant programs under the I.O.U. are suspended, canceled or revoked for certain reasons.

6.	The chattels over which the mortgages are created in favor of the Bank have been removed, sold, transferred or subject to other disposal measures.

7.	Failing to honor the promise made when entering into the contract to build the factory according to the promised speed.

ARTICLE 2:

Unless the Bank agrees in writing, the Borrower and the collaterals provider shall not sell (or transfer, lease out or lend) the collaterals, or create any encumbrances over such collaterals or, if the collateral is an empty land), build any illegal buildings on the unoccupied land where the mortgage is created. In case of any violation of the above provisions, the Bank may set a certain time period to request the Borrower or the collaterals provider to provide another collateral of the same value approved by the Bank or request the Borrower to settle the debts within the set time period and compensate all of the damages suffered by the Bank as a result.

ARTICLE 3:

Before the Borrower repays all of the debts incurred hereon, if the Bank based upon the Borrower’s request considers there is a need to extend the repayment schedule or allow the debts to be repaid by installments, the Bank shall immediately notify the joint and several guarantor(s) in writing. The joint and several guarantor(s) agree to continue to bear the joint and several guarantee liability when the written notice from the Bank has arrived or is deemed to have been served upon such joint and several guarantor(s).

ARTICLE 4:

The Bank is authorized to apply with the tax offices to check the tax information and properties of the Borrower and the joint and several guarantor(s), if any events provided in Article hereof has occurred to them.

ARTICLE 5:

The Bank and the joint and several guarantor(s) agree that the Bank may outsource the work to collect the debts owed by them to the bank to a third party.

ARTICLE 6:

If the Bank and/or the joint and several guarantor(s) fails to provide sufficient collaterals for the credit extension for this Loan, the property the information of which had been provided by the Bank and/or the joint and several guarantor(s) to the Bank for documentary review before applying for the credit extension shall not be used to create a trust.

ARTICLE 7:

The scope and amounts of the debts guaranteed by the collaterals which are provided by the collaterals provider to the Bank to create mortgages, together with the period of the mortgages, shall not be affected by the transfer of the collaterals pursuant to a trust.

ARTICLE 8:

The joint and several guarantor(s) shall be responsible for repaying all the debts owed by the Borrower hereunder jointly and severally with the Borrower. Each joint and several guarantor(s) shall also be individually repaying all the debts owed by the Borrower hereunder. The joint and several guarantor(s) further agree to the following:

1.	The Bank is entitled to claim against the joint and several guarantor(s) for repayment of the debts before seeking to be paid from the collaterals.

2.
After the joint and several guarantor(s) repaid the debts for the Borrower and request the Bank to transfer the collaterals according to applicable laws, the joint and several guarantor(s) shall not raise any objection to contend that the rights to the collaterals are defective.

3.
The guarantor(s) shall be jointly and severally responsible for repaying all of the debts owed by the Borrower hereunder. Such responsibility shall not be affected by the fact that the Bank releases any or several joint and several guarantor(s)’ liabilities or agree to replace any or several joint and several guarantor(s) with others. Also, such responsibility shall not be discharged by the fact that the instruments, notes or other relevant documents and certificates issued by the Borrower hereunder have not been signed by the guarantor(s).

The Borrower, the joint and several guarantor(s)s and the provider of the collaterals hereby declare that the Article of the above SPECIAL TERMS AND CONDITIONS have been reviewed article by article and stamp their chops as below:

Borrower:

Kidcastle Internet Technology Co. Ltd.
Responsible Person: Wang, Kuo An
Joint and several guarantor(s): Wang, Kuo An
Joint and several guarantor(s): Chiu, Yu En
Joint and several guarantor(s):
Provider of the collaterals: Wang, Kuo An

TO: FUHWA BANK:

The Borrower, the joint and several guarantor(s) and the provider of the collaterals hereby represent that they have reviewed all of the terms and conditions contained in this I.O.U. within a reasonable period of time, have fully understood its contents and agree to execute this I.O.U. as below.

Borrower: Kidcastle Internet Technology Co. Ltd.
Responsible person: Wang, Kuo An
Address: 1st Fl., 148, Chien Kuo Rd., Hsin Dian City

Joint and several guarantor(s): Wang, Kuo An
Address: 2nd Fl., 299, Si Yuan Rd., 10 Lin, Chung Shan Borough, Hsin Dian City, Taipei County

Joint and several guarantor(s): Chiu, Yu En
Address: No. 71, Nan Chang Rd., Section 1, Long Fu Borough, Chung Shan District, Taipei

Joint and several guarantor(s):
Address:

Joint and several guarantor(s):
Address:

Date:	August 5, 2005